Debt	12 Months Ended
Dec. 31, 2021
Debt Instruments [Abstract]
Debt	Debt
At December 31, 2021 and 2020, total long-term debt, net of debt issuance costs of $8.4 million and $10.7 million, respectively, consists of the following:

(in thousands)	2021	2020
0.875% Senior Unsecured Cash Convertible Notes due 2021	$—	$200
0.500% Senior Unsecured Cash Convertible Notes due 2023	375,149	361,304
1.000% Senior Unsecured Cash Convertible Notes due 2024	446,503	429,496
0.000% Senior Unsecured Convertible Notes due 2027	496,804	442,481
3.75% Series B Senior Notes due October 16, 2022	301,843	304,761
3.90% Series C Senior Notes due October 16, 2024	26,967	26,956
German Private Placement (Schuldschein)	294,504	357,551
Total long-term debt	1,941,770	1,922,749
Less current portion	847,626	42,539
Long-term portion	$1,094,144	$1,880,210
The notes are all unsecured obligations that rank pari passu. Interest expense on long-term debt was $50.7 million, $63.5 million and $68.0 million for the years ended December 31, 2021, 2020 and 2019, respectively.
Repayments of long-term debt for the years ended December 31, 2021, 2020 and 2019 consisted of:

(in thousands)	2021	2020	2019
German Private Placement (Schuldschein)	$41,145	$—	$—
0.875% Senior Unsecured Cash Convertible Notes due 2021	200	296,400	3,400
0.375% Senior Unsecured Cash Convertible Notes due 2019	—	—	430,000
3.19% Series A Senior Notes due October 16, 2019	—	—	73,000
	$41,345	$296,400	$506,400
The principal amount, carrying amount and fair values of long-term debt instruments are summarized below:

	As of December 31, 2021
(in thousands)	Principal Amount	Unamortized debt discount and issuance costs	Carrying Amount	Fair Value
				Amount	Leveling
Cash Convertible Notes due 2023	$400,000	($24,851)	$375,149	$547,256	Level 1
Cash Convertible Notes due 2024	500,000	(53,497)	446,503	647,100	Level 1
Convertible Notes due 2027	500,000	(3,196)	496,804	536,400	Level 1
U.S. Private Placement (1)	328,971	(161)	328,810	331,566	Level 2
German Private Placement	294,738	(234)	294,504	296,587	Level 2
	$2,023,709	($81,939)	$1,941,770	$2,358,909

	As of December 31, 2020
(in thousands)	Principal Amount, net of equity component	Unamortized debt discount and issuance costs	Carrying Amount	Fair Value
				Amount	Leveling
Cash Convertible Notes due 2021	$200	$—	$200	$370	Level 1
Cash Convertible Notes due 2023	400,000	(38,696)	361,304	530,376	Level 1
Cash Convertible Notes due 2024	500,000	(70,504)	429,496	636,455	Level 1
Convertible Notes due 2027(2)	445,948	(3,467)	442,481	510,930	Level 1
U.S. Private Placement (1)	332,042	(325)	331,717	337,747	Level 2
German Private Placement	357,911	(360)	357,551	361,957	Level 2
	$2,036,101	($113,352)	$1,922,749	$2,377,835
(1)The principal amount of the U.S. Private Placement includes the $2.0 million and $5.0 million as of December 31, 2021 and 2020, respectively for the impact of the interest rate swaps which qualify for hedge accounting as fair value hedges which are further discussed in Note 14 "Derivatives and Hedging".
(2)As of December 31, 2020, $54.1 million was allocated to the equity component, representing the conversion option. ASU 2020-06 was adopted on January 1, 2021 as discussed in Note 2 "Effects of New Accounting Pronouncements".
Future maturities (stated at the carrying values) of long-term debt as of December 31, 2021, are as follows:

Years ending December 31, (in thousands)
2022	$847,626
2023	—
2024	580,946
2025	—
2026	—
thereafter	513,198
$1,941,770
Interest expense for the years ended December 31, 2021 and 2020 related to the 2027 Notes and the Cash Convertible Notes was comprised of the following:

(in thousands)	2021	2020
Coupon interest	$7,000	$9,025
Amortization of original issuance discount	28,864	38,229
Amortization of debt issuance costs	2,521	2,942
Total interest expense	$38,385	$50,196
Convertible Notes due 2027
On December 17, 2020, we issued zero coupon convertible notes in an aggregate principal amount of $500.0 million with a maturity date of December 17, 2027 (2027 Notes). The 2027 Notes carry no coupon interest. The net proceeds of the 2027 Notes totaled $497.6 million, after payment of debt issuance costs of $3.7 million.
In accounting for the issuance of the 2027 Notes in 2020 prior to the adoption of ASU 2020-06, we separated the 2027 Notes into liability and equity components. We allocated $445.9 million of the 2027 Notes to the liability component, representing the fair value of a similar debt instrument that does not have an associated convertible feature; and $54.1 million to the equity component, representing the conversion option, which does not meet the criteria for separate accounting as a derivative as it is indexed to our own stock. ASU 2020-06 was adopted on January 1, 2021 as discussed in Note 2 "Effects of New Accounting Pronouncements".
The effective interest rate of the 2027 Notes is 1.65%, which is imputed based on the amortization of the fair value of the embedded conversion option over the remaining term of the 2027 Notes.
The 2027 Notes are convertible into common shares based on an initial conversion rate, subject to adjustment, of 2,477.65 shares per $200,000 principal amount of notes (which represents an initial conversion price of $80.7218 per share, or 6.2 million underlying shares). At conversion, we will settle the 2027 Notes by repaying the principal portion in cash and any excess of the conversion value over the principal amount in shares of common stock.
The notes may be redeemed at the option of each noteholder at their principal amount on December 17, 2025 or in connection with a change of control or delisting event.
The 2027 Notes are convertible in whole, but not in part, at the option of the noteholders on a net share settlement basis, at the prevailing conversion price in the following circumstances beginning after January 27, 2021 through June 16, 2027:
•if the last reported sale price of our common stock for at least 20-consecutive trading days during a period of 30-consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; or
•if we undergo certain fundamental changes, including a change of control, as defined in the agreement; or
•if parity event or trading price unavailability event, as the case maybe occurs during the period of 10 days, including the first business day following the relevant trading price notification date; or
•if we distribute assets or property to all or substantially all of the holders of our common stock and those assets or other property have a value of more than 25% of the average daily volume-weighted average trading price of our common stock for the prior 20 consecutive trading days; or
•in case of early redemption in respect of the outstanding notes at our option, where the conversion date falls in the period from (and including) the date on which the call notice is published to (and including) the 45th business day prior to the redemption date; or
•if we experience certain customary events of default, including defaults under certain other indebtedness, until such event of default has been cured or waived.

The noteholders may convert their notes at any time, without condition, on or after June 17, 2027 until the 45th business day prior to December 17, 2027.
No Contingent Conversion Conditions were triggered for the 2027 Notes as of December 31, 2021.
Cash Convertible Notes due 2021, 2023, and 2024
On March 19, 2014, we issued $730.0 million aggregate principal amount of Cash Convertible Senior Notes in two tranches consisting of $430.0 million due on March 19, 2019 (2019 Notes) and $300.0 million due on March 19, 2021 (2021 Notes). The aggregate net proceeds of the 2019 and 2021 Convertible Notes were $680.7 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs. Repayment of these Notes are further detailed in the table above.
On September 13, 2017, we issued $400.0 million aggregate principal amount of Cash Convertible Senior Notes which is due in 2023 (2023 Notes). The net proceeds of the 2023 Notes were $365.6 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs.
On November 13, 2018, we issued $500.0 million aggregate principal amount of Cash Convertible Senior Notes which is due in 2024 (2024 Notes). The net proceeds of the 2024 Notes were $468.9 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs.
We refer to the 2019 Notes, 2021 Notes 2023 Notes, and 2024 Notes, collectively as the “Cash Convertible Notes".
Interest on the Cash Convertible Notes is payable semi-annually in arrears and will mature on the maturity date unless repurchased or converted with their terms prior to such date. The interest rate and corresponding maturity of each Note are summarized in the table below. The Cash Convertible Notes that remain outstanding as of December 31, 2021 are solely convertible into cash in whole, but not in part, at the option of noteholders under the circumstances described below and during the contingent conversion periods as shown in the table below.

Cash Convertible Notes	Annual Interest Rate	Date of Interest Payments	Maturity Date	Contingent Conversion Period	Conversion Rate per $200,000 Principal Amount
2023 Notes	0.500%	March 13 and September 13	September 13, 2023	From October 24, 2017 to March 13, 2023	4,829.7279
2024 Notes	1.000%	May 13 and November 13	November 13, 2024	From December 24, 2018 to August 2, 2024	4,360.3098
Additionally, conversion may occur at any time following a Contingent Conversion Period through the fifth business day immediately preceding the applicable maturity date.
Upon conversion, noteholders will receive an amount in cash equal to the Cash Settlement Amount, calculated as described below. The Cash Convertible Notes are not convertible into shares of our common stock or any other securities.
Noteholders may convert Cash Convertible Notes into cash at their option at any time during the Contingent Conversion Periods described above only under the following circumstances (Contingent Conversion Conditions):
•if the last reported sale price of our common stock for at least 20-consecutive trading days during a period of 30-consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;
•if we undergo certain fundamental changes, including a change of control, as defined in the agreement;
•if parity event or trading price unavailability event, as the case maybe occurs for the 2023 Notes and 2024 Notes during the period of 10 days, including the first business day following the relevant trading price notification date;
•if we elect to distribute assets or property to all or substantially all of the holders of our common stock and those assets or other property have a value of more than 25% of the average daily volume-weighted average trading price of our common stock for the prior 20 consecutive trading days;
•if we elect to redeem the Cash Convertible Notes; or
•if we experience certain customary events of default, including defaults under certain other indebtedness until such event has been cured or waived or the payment of the Notes have been accelerated.

The Contingent Conversion Conditions in the 2023 and 2024 Notes noted above have been analyzed under ASC 815, Derivatives and Hedging, and, based on our analysis, we determined that each of the embedded features listed above are clearly and closely related to the 2023 and 2024 Notes (i.e., the host contracts). As a result, pursuant to the accounting provisions of ASC 815, Derivatives and Hedging, the Contingent Conversion Conditions noted above are not required to be bifurcated as separate instruments.
As of December 31, 2021, the 2023 Notes may be surrendered for conversion through the close of business on March 31, 2022 (the “Relevant Fiscal Quarter”). The 2023 Notes have become convertible pursuant to Section 12.01(b)(iv) of the indenture because the arithmetic mean of the last reported sale prices of our common stock, in each trading day in at least one 20 consecutive trading day period during the 30 consecutive trading day period ending on the last trading day of the preceding fiscal quarter, was greater than 130% of the conversion price in effect on such last trading day. The 2023 Notes will be convertible at a conversion ratio of 4,829.7279 per $200,000 principal amount of 2023 Notes, which is equivalent to a conversion price of approximately $41.4102 per share of our common stock.
No Contingent Conversion Conditions were triggered for the 2024 Notes as of December 31, 2021.
Upon conversion, holders are entitled to a cash payment (Cash Settlement Amount) equal to the average of the conversion rate multiplied by the daily volume-weighted average trading price for our common stock over a 50-day period. The conversion rate is subject to adjustment in certain instances but will not be adjusted for any accrued and unpaid interest. In addition, following the occurrence of certain corporate events that may occur prior to the applicable maturity date, we may be required to pay a cash make-whole premium by increasing the conversion rate for any holder who elects to convert Cash Convertible Notes in connection with the occurrence of such a corporate event.
We may redeem the Cash Convertible Notes in their entirety at a price equal to 100% of the principal amount of the applicable Cash Convertible Notes plus accrued interest at any time when 20% or less of the aggregate principal amount of the applicable Cash Convertible Notes originally issued remain outstanding.
Because the Cash Convertible Notes contain an embedded cash conversion option, we have determined that the embedded cash conversion option is a derivative financial instrument, which is required to be separated from the Cash Convertible Notes and accounted for separately as a derivative liability, with changes in fair value reported in our consolidated statements of income (loss) until the cash conversion option transaction settles or expires. The initial fair value liability of the embedded cash conversion option for the 2019 and 2021 Notes was $51.2 million and $54.0 million, respectively, $74.5 million for the 2023 Notes, and $98.5 million for the 2024 Notes, which simultaneously reduced the carrying value of the Cash Convertible Notes (effectively an original issuance discount). For further discussion of the derivative financial instruments relating to the Cash Convertible Notes, refer to Note 14 "Derivatives and Hedging".
As noted above, the reduced carrying value on the Cash Convertible Notes resulted in a debt discount that is amortized to the principal amount through the recognition of non-cash interest expense using the effective interest method over the expected life of the debt, which is five and seven for the 2019 Notes and 2021 Notes, and six years for the 2023 Notes and 2024 Notes, respectively. This resulted in our recognition of interest expense on the Cash Convertible Notes at an effective rate approximating what we would have incurred had nonconvertible debt with otherwise similar terms been issued. The effective interest rate of the 2019 Notes, 2021 Notes, 2023 Notes and 2024 Notes is 2.937%, 3.809%, 3.997% and 4.782%, respectively, which is imputed based on the amortization of the fair value of the embedded cash conversion option over the remaining term of the Cash Convertible Notes.
In connection with the issuance of the May 2014 Cash Convertible Senior Notes, which included 2021 Notes, we incurred approximately $13.1 million in transaction costs. We incurred approximately $6.2 million and $5.7 million in transaction costs for the 2023 Notes and 2024 Notes, respectively. Such costs have been allocated to the Cash Convertible Notes and deferred and are being amortized to interest expense over the terms of the Cash Convertible Notes using the effective interest method.
Cash Convertible Notes Call Spread Overlay
Concurrent with the issuance of the Cash Convertible Notes, we entered into privately negotiated hedge transactions (Call Options) with, and issued warrants to purchase shares of our common stock (Warrants) to, certain financial institutions. We refer to the Call Options and Warrants collectively as the “Call Spread Overlay”. The Call Options are intended to offset any cash payments payable by us in excess of the principal amount due upon any conversion of the Cash Convertible Notes.
The Call Options are derivative financial instruments and are discussed further in Note 14 "Derivatives and Hedging". The Warrants are equity instruments and are further discussed in Note 18 "Equity".
Aside from the initial payment of a premium, we will not be required to make any cash payments under the Call Options, and will be entitled to receive an amount of cash, generally equal to the amount by which the market price per share of our common stock exceeds the exercise price of the Call Options during the relevant valuation period. The exercise price under the Call Options is initially equal to the conversion price of the Cash Convertible Notes.
During 2019, we received $133.2 million in cash upon the exercise of the call options in connection with the repayment of the 2019 Notes. In the same transaction, we paid $132.7 million for the intrinsic value of the 2019 Notes' embedded cash conversion option. The net effect of the cash paid and received of $0.5 million was recognized as a gain in other income, net. In connection with the early conversion of a portion of 2021 Notes during 2019, we received $1.5 million upon the exercise of the related call options. Also, we paid $1.1 million for the intrinsic value of the 2021 Notes' embedded cash conversion option. As a result of these early conversions, a gain of $0.4 million was recognized in other income, net.
During 2020, while the 2021 Notes were contingently convertible, we received conversion notices for $119.4 million of outstanding principal. In December 2020, we initiated a tender offer and repurchased a further $177.0 million of outstanding principal. In connection with these transactions, we received $239.8 million in cash upon the exercise of the call options and we paid $237.4 million for the intrinsic value of the 2021 Notes' embedded cash conversion option. The net effect of the cash paid and received of $2.4 million was recognized as a gain in other income, net.
The Warrants that were issued with our Cash Convertible Notes, could have a dilutive effect to the extent that the price of our common stock exceeds the applicable strike price of the Warrants. For each Warrant that is exercised, we will deliver to the holder a number of shares of our common stock equal to the amount by which the settlement price exceeds the exercise price, plus cash in lieu of any fractional shares. We will not receive any proceeds if the Warrants are exercised.
U.S. Private Placement
In October 16, 2012, we completed a private placement through the issuance of new senior unsecured notes at a total amount of $400.0 million with a weighted average interest rate of 3.66% (settled on October 16, 2012). The notes were issued in three series: (1) $73.0 million 7-year term due and paid on October 16, 2019 (3.19%); (2) $300.0 million 10-year term due on October 16, 2022 (3.75%); and (3) $27.0 million 12-year term due on October 16, 2024 (3.90%). We paid $2.1 million in debt issuance costs which will be amortized through interest expense using the effective interest method over the lifetime of the notes. The note purchase agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on priority indebtedness and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2021. During 2014, we entered into interest rate swaps, which effectively fixed the fair value of $200.0 million of this debt, which was reduced to $127.0 million following the 2019 $73.0 million repayment. These interest rate swaps qualify for hedge accounting as fair value hedges as described in Note 14 "Derivatives and Hedging".
German Private Placement (Schuldschein)
In 2017, we completed a German private placement bond ("Schuldschein") which was issued in several tranches totaling $331.1 million due in various periods through 2027. In the first quarter of 2021, we repaid $41.1 million for two tranches that matured. The Schuldschein consists of one U.S. dollar and several Euro denominated tranches. The Euro tranches are designated as a foreign currency non-derivative hedging instrument that qualifies as a net investment hedge as described in Note 14 "Derivatives and Hedging". Based on the spot rate method, the change in the carrying value of the Euro denominated tranches attributed to the net investment hedge as of December 31, 2021 totaled $2.1 million of unrealized loss and is recorded in equity. We paid $1.2 million in debt issuance costs which are being amortized through interest expense over the lifetime of the notes. A summary of the tranches is as follows:

				Carrying Value (in thousands) as of December 31,
Currency	Notional Amount	Interest Rate	Maturity	2021	2020
EUR	€11.5 million	Fixed 0.4%	March 2021	$—	$14,115
EUR	€23.0 million	Floating EURIBOR + 0.4%	March 2021	—	28,224
EUR	€21.5 million	Fixed 0.68%	October 2022	24,340	26,361
EUR	€64.5 million	Floating EURIBOR + 0.5%	October 2022	73,020	79,083
USD	$45.0 million	Floating LIBOR + 1.2%	October 2022	44,976	44,948
EUR	€25.0 million	Floating EURIBOR + 0.5%	October 2022	28,298	30,642
EUR	€64.0 million	Fixed 1.09%	June 2024	72,405	78,429
EUR	€31.0 million	Floating EURIBOR + 0.7%	June 2024	35,071	37,989
EUR	€14.5 million	Fixed 1.61%	June 2027	16,394	17,760
				$294,504	$357,551
The financial markets regulators in the United Kingdom and the Eurozone have passed regulations wherein non-dollar LIBORs and one-week and two-month USD LIBOR ended after 2021, while the remaining USD LIBOR tenors will end as of June 30, 2023. Market participants and regulators are working on establishing new interest rate benchmarks. While the outcome of this work is not clear yet, the USD tranche of the Schuldschein and our interest rate swaps continue to make reference to the current LIBOR benchmark rate. These agreements contain language for the determination of interest rates in case the benchmark rate is not available. However, as the maturity date for the USD tranche of the Schuldschein and related interest rate swaps is in October 2022, these instruments will be settled before the LIBOR end date of June 30, 2023. Therefore we currently do not anticipate any impact from the LIBOR phase out.
Revolving Credit Facility
Our credit facilities available and undrawn at December 31, 2021 total €427.0 million (approximately $483.6 million). This includes a €400.0 million syndicated ESG-linked revolving credit facility expiring December 2024 and three other lines of credit amounting to €27.0 million with no expiration date. The €400.0 million facility can be utilized in Euro and bears interest of 0.550% to 1.500% above EURIBOR, and is offered with interest periods of one, three or six months. The commitment fee is calculated based on 35% of the applicable margin. In 2021, $1.3 million of commitment fees were paid. The revolving facility agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on the encumbrance of assets and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2021. The credit facilities are for general corporate purposes and no amounts were utilized at December 31, 2021.